CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that SOLAR SHORE TWO, INC., did on August 12, 2008, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on August 13, 2008.

ROSS MILLER
Secretary of State

By

Certification Clerk

ROSS MILLER
Secretary of State 208 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
20080539327-39
Filing Date and Time 08/12/2008 4:40 PM
Ross Miller Secretary of State State of Nevada
Entity Number E013542008-6
Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

  USE BLCK INK ONLY - DO NOT HIGHLIGHT                                                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:		Solar Shore Two, Inc.

2.	Registred Agent For Services of	☒	Commercial Registered Agent	Incorp Services
Name
		☐	Non commercial Registered Agent (name and	OR	☐ Officer or Position with entity (Name and Address below)

Agent (name and address below)
Name of non commercial registered or name of title of Officer or other Persion with entity
						NEVADA	89014-8909
			Street Address		City		Zip Code

			Mailing Address(if diffrent from Street Address)		City		Zip Code
3.	Authorized Stock: (Number of Shares Organization is Authorized To have)		Number of shares with	Par value		Number of shares without par
			par value: 110,000,000	per share:	$0.0001	value:

4.	Names and Addresses of the Board of Directors/Trustees (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than three directors/trustees)	1)	Forrest Garvin
Name
			375 N. Stephanie St. Suite 1411		Henderson	CA	89014-8909
			Street Address		City	State	Zip Code

2)
Name

		Street Address			City	State	zip Code

3.
Name

			Street Address		City	State	Zip Code

5.	Purpose: (optional;	The purpose of the Corporation shall be:
	see instructions)	Any Legal Purpose

6.	Name, Address and	Jillian Sidoti
	Signature of Incorporator:	Name		Signature
	(attach additional page if more	34721 Myrtlte Court			Winchester	CA	92563
	than one Incorporator)	Address			City	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Registered Agent for the above named only.

08/01/2008
		Authorized Signature of Registered Agent or on behalf of Registered Agent Company				Date

This form must be accompanied by appropriate fees.	Nevada Secretar of State NRS 78 Articles 2007 Rivised 07-01-07